UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2014

VERACYTE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36156	20-5455398
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7000 Shoreline Court, Suite 250, South San Francisco, California 94080
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 243-6300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On September 17, 2014, Veracyte, Inc. (the “Company”) filed a Current Report on Form 8-K (the “September 8-K”) with the Securities and Exchange Commission (the “Commission”) to report the completion of its previously announced acquisition of Allegro Diagnostics Corp., a Delaware corporation (“Allegro”), pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) dated September 4, 2014 among the Company, Allegro, Full Moon Acquisition, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), Andrey Zarur, as Stockholders’ Agent, and certain stockholders of Allegro.

On November 6, 2014, the Company amended the September 8-K in order to include the financial statements and pro forma financial information required by parts (a) and (b) of Item 9.01 of Form 8-K (the “Amended 8-K”).

In December 2014, the Company identified a transposition error in the unaudited condensed statement of operations of Allegro Diagnostics Corp. as of June 30, 2014 and the unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2014 included in the Amended 8-K.  The error related to the transposition of the amounts reported as research and development expenses and general and administrative expenses.  The error had no impact on operating loss or net loss for the six months ended June 30, 2014. The unaudited condensed statement of operations of Allegro Diagnostics Corp. as of June 30, 2014 and the unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2014 have been revised to correct for this transposition error.

The Company hereby amends the Amended 8-K in order to include the corrected unaudited condensed statement of operations of Allegro Diagnostics Corp. for the six months ended June 30, 2014 and the unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2014.

Except as described above, this Amended 8-K does not amend, update, or change any other items or disclosures in the September 8-K or the Amended 8-K and does not purport to reflect any information or events subsequent to the filing date of the original filing.

Item 9.01                                           Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The unaudited condensed financial statements of Allegro as of June 30, 2014 and for the six months ended June 30, 2014 and 2013 (revised) are attached hereto as Exhibit 99.2.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial statements as of June 30, 2014 and for the year ended December 31, 2013 and the six months ended June 30, 2014 are attached hereto as Exhibit 99.3.

(d) Exhibits

Exhibit No.	Description

99.2	Unaudited condensed financial statements of Allegro Diagnostics Corp. as of June 30, 2014 and for the six months ended June 30, 2014 and 2013 (revised).

99.3	Unaudited pro forma condensed combined financial statements as of June 30, 2014 and for the year ended December 31, 2013 and the six months ended June 30, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 10, 2014

VERACYTE, INC.

	By	/s/ Shelly D. Guyer
	Name:	Shelly D. Guyer
	Title:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.2	Unaudited condensed financial statements of Allegro Diagnostics Corp. as of June 30, 2014 and for the six months ended June 30, 2014 and 2013 (revised).
99.3	Unaudited pro forma condensed combined financial statements as of June 30, 2014 and for the year ended December 31, 2013 and the six months ended June 30, 2014.